UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

________

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

Annual Report Krane-UBS China A Share Fund Investor Class: KUASX Institutional Class: KUAIX March 31, 2022

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter (Unaudited)

Dear Shareholders,

We are pleased to send you the Annual Report for the Krane-UBS China A Share Fund for the 12-month period ended March 31, 2022.

For the period, the Fund delivered the following returns*:

Fund	Return*	Underlying Index Return	Morningstar Peer Group Median
Krane-UBS China A Share Fund, Institutional Class (KUAIX)^	-21.70%	N/A	-26.17	%(1)
Krane-UBS China A Share Fund, Investor Class (KUASX)^	-21.80%	N/A	-26.17	%(1)

^       Return period since Fund inception (less than one-year period)

*       Returns based on change in net asset value as of March 31, 2022.

	Morningstar Peer Group Median Return	Morningstar Peer Group Name
(1)	-26.17%	U.S. Fund China Region

The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China and/or Taiwan.

We are encouraged by the steady progress being made by China to increase access to local and Mainland Chinese markets for international investors, as well as by the heightened demand and awareness of these markets in the global investor community.

•   We believe that China will continue to grow and be an essential element of a well-designed investment portfolio.

•   We believe that investors should have low-cost, transparent tools to obtain exposure to Chinese equity and fixed income markets.

•   Despite near term volatility due to concerns surrounding inflation, new regulations, and delisting risk, we believe the further development of China’s capital markets offers a long-term growth proposition.

•   We are dedicated to helping investors obtain more complete market exposures and more balanced investment portfolios.

Thank you for investing with us.

Jonathan Krane, CEO
March 31, 2022

Management Discussion of Fund Performance (Unaudited)

Krane-UBS China A Share Fund

Krane-UBS China A Share Fund (the “Fund”) seeks to maximize capital appreciation. The reference benchmark is the MSCI China A Onshore Index.

The Fund seeks to achieve its objective by investing, under normal circumstance, at least 80% of the Fund’s net assets (plus borrowings for investment purposes, if any) in China A-Shares and other instruments that have economic characteristics similar to such securities.

China A Share Review:

We have been seeing signs of stabilization in the regulatory environment and are likely past the turning point in terms of policy risk. Policy was key to last year’s market selloffs. At the most recent National People’s Congress, however, Chinese policymakers provided reassurance of a pro-growth stance and set this year’s GDP growth target at “around 5.5%”. Overall, we are positive on Chinese equities in 2022. That being said, we do expect to see continued implementation of regulations in 2022.

At the same time, we believe there are attractive long-term opportunities in Chinese assets, and we continue to add exposure when valuations fall to what we believe are compelling entry point levels. Going forward, we see limited downside risk in certain high-quality companies with strong track records of delivering sustainable growth and a proven track record of resilience under tougher market conditions.

Hence, despite the concerns surrounding China regulation and global growth, we remain optimistic about investing actively in the Chinese equity market for the long run.

The Fund underperformed the benchmark due to our underweight to more defensive sectors such as Industrials and Materials, as well as our stock selection in Financials. Meanwhile, our overweight in Financials was a key contributor to performance. Key stock detractors included our holdings in WuLiangYe, Ping An Bank, and Jiangsu Hengrui while key stock contributors included our holdings in Bank of Ningbo, Inner Mongolia Yili, and Ping An Insurance.

We see three key positive catalysts for China’s Mainland equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   In March 2022, Vice Premier Liu He suggested that the latest internet regulatory cycle had come to an end, leading to a significant improvement in sentiment towards growth stocks in China.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

Krane-UBS China A Share Fund (continued)

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.20% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

For the Fund’s fiscal year, ending on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -21.70% for the Institutional share class and -21.80% for the Investor share class.

At the end of the reporting period, the Fund held 29.14% of the portfolio in the Financials sector and 24.87% in the Consumer Staples sector.

Management Discussion of Fund Performance (Unaudited) (concluded)

Krane-UBS China A Share Fund (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

Cumulative Inception to Date
Krane-UBS China A Share Fund, Investor Class	-21.80%
Krane-UBS China A Share Fund, Institutional Class	-21.70%
MSCI China A Onshore Index (Net)	-14.12%

*       The Fund commenced operations on June 15, 2021.

‡      Unaudited.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 1.49% and 1.74% of the Institutional Class Shares and Investor Class Shares, respectively. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2022

Krane-UBS China A Share Fund

	Shares	Value
COMMON STOCK — 100.8%‡
CHINA — 100.8%
Consumer Discretionary — 10.0%
Fuyao Glass Industry Group, Cl A	5,700	$31,830
Gree Electric Appliances of Zhuhai, Cl A	11,800	59,833
Midea Group, Cl A	7,300	65,168
		156,831
Consumer Staples — 24.3%
Angel Yeast, Cl A	8,800	57,452
Inner Mongolia Yili Industrial Group, Cl A	13,900	80,503
Kweichow Moutai, Cl A	600	161,600
Luzhou Laojiao, Cl A	1,600	46,593
Wuliangye Yibin, Cl A	1,400	33,970
		380,118
Financials — 32.6%
Bank of Ningbo, Cl A	13,780	80,809
China Merchants Bank, Cl A	22,800	167,372
Ping An Bank, Cl A	68,800	165,964
Ping An Insurance Group of China, Cl A	12,700	96,510
		510,655
Health Care — 24.4%
Hangzhou Tigermed Consulting, Cl A	4,600	77,651
Jiangsu Hengrui Medicine, Cl A	8,160	47,183
Shandong Pharmaceutical Glass, Cl A	5,200	21,705
WuXi AppTec, Cl A	5,000	87,838
Yunnan Baiyao Group, Cl A	11,500	147,946
		382,323
Information Technology — 3.0%
Luxshare Precision Industry, Cl A	9,400	46,597

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

Krane-UBS China A Share Fund (concluded)

	Shares	Value
COMMON STOCK (continued)
Materials — 6.5%
Anhui Conch Cement, Cl A	7,900	$48,921
Wanhua Chemical Group, Cl A	4,100	52,018
		100,939
TOTAL CHINA		1,577,463
TOTAL COMMON STOCK (Cost $1,893,014)		1,577,463
TOTAL INVESTMENTS — 100.8% (Cost $1,893,014)		1,577,463
OTHER ASSETS LESS LIABILITIES — (0.8)%		(12,858)
NET ASSETS — 100%		$1,564,605

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
March 31, 2022

Krane-UBS China A Share Fund
Assets:
Investments at Value	$1,577,463
Cash and Cash Equivalents	72,636
Foreign Currency at Value	7,902
Receivable from Investment Adviser	39,828
Deferred Offering Costs	19,169
Prepaid Expenses	26,191
Total Assets	1,743,189

Liabilities:
Offering Cost Payable	89,870
Audit Fees Payable	25,000
Transfer Agent Fees Payable	24,192
Printing Fees Payable	18,683
Legal Fees Payable	8,200
Payable due to Administrator	5,095
Payable for Trustees’ Fee	2,575
Chief Compliance Officer Fees Payable	960
Shareholder Service Fees — Investor Class	168
Other Accrued Expenses	3,841
Total Liabilities	178,584
Net Assets	$1,564,605

Net Assets Consist of:
Paid-in Capital	$2,000,000
Total Accumulated Loss	(435,395)
Net Assets	$1,564,605

Investor Class
Net Assets	$781,528
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	100,000
Net Asset Value, Offering and Redemption Price Per Share*	$7.82

Institutional Class
Net Assets	$783,077
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	100,000
Net Asset Value, Offering and Redemption Price Per Share*	$7.83
Cost of Investments	$1,893,014
Cost of Foreign Currency	7,902

*       Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the period ended March 31, 2022

Krane-UBS China A Share Fund(1)
Investment Income:
Dividend Income	$13,699
Interest Income	6
Less: Foreign Taxes Withheld	(1,370)
Total Investment Income	12,335
Expenses:
Management Fees†	17,387
Administration Fees	46,684
Chief Compliance Officer Fees	960
Trustees’ Fees	2,575
Transfer Agent Fees	126,545
Offering Costs	70,701
Printing Fees	27,000
Audit Fees	25,000
Legal Fees	8,200
Registration Fees	7,426
Shareholder Service Fees — Investor Class	1,765
Custodian/Wire Agent Fees	1,081
Other Fees	8,043
Total Expenses	343,367
Management Fee Waiver†	(17,387)
Reimbursement from Adviser	(303,489)
Net Expenses	22,491
Net Investment Loss	(10,156)
Net Realized Gain (Loss) on:
Investments	(109,961)
Foreign Currency Translations	273
Net Realized Loss on Investments and Foreign Currency Translations	(109,688)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(315,551)
Net Change in Unrealized Depreciation on Investments	(315,551)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(425,239)
Net Decrease in Net Assets Resulting from Operations	$(435,395)

(1)    Commenced operations on June 15, 2021.

†       See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Krane-UBS China A Share Fund
Period Ended March 31, 2022(1)
Operations:
Net Investment Loss	$(10,156)
Net Realized Loss on Investments and Foreign Currency Translations	(109,688)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(315,551)
Net Decrease in Net Assets Resulting from Operations	(435,395)
Capital Share Transactions:
Investor Class
Issued	1,000,000
Increase in Net Assets from Investor Class Capital Share Transactions	1,000,000
Institutional Class
Issued	1,000,000
Increase in Net Assets from Institutional Class Capital Share Transactions	1,000,000
Net Increase in Net Assets from Capital Share Transactions	2,000,000
Total Increase in Net Assets	1,564,605
Net Assets:
Beginning of Period	—
End of Period	$1,564,605
Share Transactions:
Investor Class
Issued	100,000
Net Increase in Shares Outstanding from Investor Class Share Transactions	100,000
Institutional Class
Issued	100,000
Net Increase in Shares Outstanding from Institutional Class Share Transactions	100,000

(1)    Commenced operations on June 15, 2021.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Period Ended March 31, 2022

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)*	Net Realized and Unrealized Loss on Investments ($)	Total from Operations ($)	Total from Distributions ($)
Krane-UBS China A Share Fund(1)
Investor Class
2022	10.00	(0.06)	(2.12)	(2.18)	—
Institutional Class
2022	10.00	(0.04)	(2.13)	(2.17)	—

(1)    Commenced operations on June 15, 2021.

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†       Annualized.

††     Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

~       During the periods, certain fees were waived. (See Note 3 in the Notes to Financial Statements)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~		Ratio of Net Investment Loss to Average Net Assets (%)		Portfolio Turnover (%)

7.82	(21.80)	782	1.74	†	24.86	†	(0.85	)†	36	††

7.83	(21.70)	783	1.49	†	24.61	†	(0.60	)†	36	††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2022, the Trust had thirty operational series. The financial statements herein and the related notes pertain to the Krane-UBS China A Share Fund (the “Fund”). The Fund commenced operations on June 15, 2021 and currently offers Investor Class and Institutional Class shares.

The Fund is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Fund, and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). UBS Asset Management (Americas) Inc. (“UBS” or “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2022, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The investment objective of the Fund is to maximize capital appreciation. The Fund is actively managed and does not track an index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

SECURITY VALUATION — The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for the Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open.

Notes to Financial Statements (continued)

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent.

The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are

Notes to Financial Statements (continued)

not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by a Fund each day a Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly,

Notes to Financial Statements (continued)

the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is the Fund’s intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2022, management of the Fund has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Notes to Financial Statements (continued)

FOREIGN CURRENCY — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes its net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Fund’s Custodian, if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of BBH Overdraft Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statement of Operations.

SECURITIES LENDING — The Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by the Fund from a securities lending program. There were no securities on loan as of March 31, 2022.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

REDEMPTION FEES — The Fund retains a redemption fee of 1.00% on redemptions of Fund shares if redeemed within 60 days of purchase. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Fund are reported on the Statement of Changes in Net Assets. The Fund reserves the right to waive the redemption fee in its discretion.

OFFERING COSTS — During the period ended March 31, 2022, the Fund commenced operations and incurred offering costs in the amount of $89,870, which are being amortized to expense over a twelve month period. As of March 31, 2022, the Fund had $19,169 remaining to be amortized.

Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of the Fund and the Adviser (the “Agreement”). Under the Agreement, Krane has overall responsibility for the general management and administration of the Fund. Krane is also responsible for providing a continuous investment program for the Fund. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

Pursuant to the Agreement, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% based on a percentage of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding taxes, leverage interest, brokerage costs, dividends and interest on securities sold short, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation and indemnification expenses) from exceeding 1.49% and 1.74% of the Fund’s average daily net assets of the Institutional Class Shares and Investor Class Shares, respectively, until August 1, 2022. This Agreement may be terminated at any time and for any reason at the sole discretion of the Fund’s Board of Trustees. The Adviser is entitled to reimbursement by the Fund of fees waived and/or expenses reimbursed during any of the preceding three fiscal years, so long as such reimbursement would not cause the Fund to exceed its expense limitation at either the time of recoupment or the time of the waiver and/or reimbursement.

SUB-ADVISORY AGREEMENT — UBS serves as the Sub-Adviser to the Fund and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. The Sub-Adviser is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management division. For the services UBS provides to the Fund, the Adviser pays a sub-advisory fee to UBS based upon the monthly average assets under management (“Monthly Average AUM”) of the Fund as follows: Monthly Average AUM under $100 million: 0.83%; Monthly Average AUM above $100 million up to and including $250 million: 0.78%; Monthly Average AUM above $250 million up to and including $500 million: 0.75%; and Monthly Average AUM above $500 million: 0.70%. The sub-advisory fee shall be payable on a monthly basis in arrears. In the event that the Sub-Advisory Agreement is terminated other than at the end of a term year, the sub-advisory fee payable to UBS shall be appropriately prorated.

INVESTOR CLASS SHARES DISTRIBUTION PLAN — The Fund has adopted a Distribution Plan with respect to Investor Class Shares (the “Plan”) that allows it to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act. The Distributor would, in turn, pay the Service Provider out of its fees. Because any distribution fees would be paid out of a Fund’s assets on an ongoing basis, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges. These fees are disclosed on the Statement of Operations as Shareholder Service Fees.

Notes to Financial Statements (continued)

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. BBH serves as the Fund’s Custodian pursuant to a Custodian Agreement. DST Systems, Inc. serves as the Fund’s Transfer Agent pursuant to a Transfer Agent Agreement.

4. INVESTMENT TRANSACTIONS

For the period ended March 31, 2022, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
Krane-UBS China A Share Fund	$2,574,536	$571,560

During the period ended March 31, 2022, there were no purchases or sales of long-term U.S. government securities.

For the period ended March 31, 2022, there were no purchases or sales of in-kind transactions.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the period ended March 31, 2022 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Totals
Krane-UBS China A Share Fund
2022	$—	$—	$—

As of March 31, 2022, the components of tax basis distributable earnings (accumulated losses) were as follows:

Krane-UBS China A Share Fund
Undistributed Ordinary Income	$56,076
Capital Loss Carryforwards	(57,547)
Unrealized Depreciation on Investments and Foreign Currency	(367,965)
Other Temporary Differences	(65,959)
Total Accumulated Losses	$(435,395)

Notes to Financial Statements (continued)

The Fund has capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Krane-UBS China A Share Fund	$57,547	$—	$57,547

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at March 31, 2022, were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
Krane-UBS China A Share Fund	$1,945,428	$5,840	$(373,805)	$(367,965)

6. CONCENTRATION OF RISKS

The Fund may not achieve its investment objective. A shareholder of the Fund could lose money. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to risks that may adversely affect the value of the Fund’s shares, including the below. A more complete description of principal risks is included in the Fund’s prospectus under the heading “Principal Risks”.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. China may be subject to considerable degrees of economic, political and social instability. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

Notes to Financial Statements (continued)

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

A-Shares Risk — A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and the China-Japan Stock Connect. Investments by other foreign investors in A-Shares are subject to various regulations and limits. Investments in A-Shares are subject to various restrictions. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Tax Risk — Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes, which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk — Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-) imposed in the future.

Notes to Financial Statements (continued)

Hong Kong Risk — The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

Stock Connect Program Risk — The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

EMERGING MARKETS RISK — The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

CURRENCY RISK — The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Notes to Financial Statements (continued)

CONCENTRATION RISK — The Fund’s assets may be concentrated in a limited number of issuers, an industry or group of industries, or sectors. The securities of companies in an industry or group of industries or sector could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. The Fund’s concentration risk is expected to vary over time.

LIQUIDITY RISK — The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

NON-DIVERSIFICATION RISK — The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund’s share price may be more volatile, and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

MARKET RISK — The market value of the Fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

VALUATION RISK — Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

7. INDEMNIFICATIONS

At March 31, 2022, 100% of the Investor Class and 100% of the Institutional Class total shares outstanding were held by one related party shareholder.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements (concluded)

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Krane-UBS China A Share Fund (the Fund), one of the funds comprising KraneShares Trust, including the schedule of investments, as of March 31, 2022, the related statements of operations and changes in net assets for the period June 15, 2021 (commencement of operations) through March 31, 2022, and the related notes (collectively, the financial statements) and the financial highlights for the period June 15, 2021 through March 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the period June 15, 2021 through March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 31, 2022

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2022.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	34	None
John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	34	None

Trustees and Officers of the Trust (Unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	34	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	34	None

Trustees and Officers of the Trust (Unaudited) (concluded)

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and AntiMoney Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	34	None
Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	34	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021	34	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	34	None

1       Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

2       Each Trustee serves until his or her successor is duly elected or appointed and qualified.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and shareholder service (12b-1) fees; and other Fund expenses.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged.This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:    Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Annualized Expense Ratios	Expenses Paid During Period(1)
Krane-UBS China A Share Fund
Investor Class
Actual Fund Return	$1,000.00	$889.60	1.74%	$8.20
Hypothetical 5% Return	1,000.00	1,016.26	1.74	8.75
Institutional Class
Actual Fund Return	$1,000.00	889.80	1.49	7.02
Hypothetical 5% Return	1,000.00	1,017.50	1.49	7.49

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.

Notice to Shareholders (Unaudited)

For shareholders that do not have a March 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2022, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
Krane-UBS China A Share Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the fund to designate the maximum amount permitted by law.

(4)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)    The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)    The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Privacy Notice

Adopted December 18, 2020

PRIVACY NOTICE

KRANE SHARES TRUST

FACTS	WHAT DOES KRANE SHARES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•   Social Security number and wire transfer instructions

•   account transactions and transaction history

•   investment experience and purchase history

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Krane Shares Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes — to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share

Privacy Notice (concluded)

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our affiliates’ everyday business purposes — information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-212-933-0393
What we do:
How does Krane Shares Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Krane Shares Trust collect my personal information?	We collect your personal information, for example, when you open an account We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Krane Shares Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Krane Shares Trust does not jointly market.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

1-855-857-2638

www.kraneshares.com/mutual-funds/krane-ubs-china-a-share-fund

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Sub-Adviser:

UBS Asset Management (Americas) Inc.

One North Wacker Drive

Chicago, IL 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Transfer Agent:

DST Systems, Inc.

333 W. 11th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm:

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

KRS-AR-004-0100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$ 623,800	$0	N/A	$440,800	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$ 112,157	$0	N/A	$75,455	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2022	2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certification as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2022